UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 16, 2005

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AVENUE GROUP, INC.

(Exact name of Registrant as specified in its charter)

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Delaware	000-30-543	90-0200077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, 26th Floor
New York, New York 10174

(Address of principal executive offices)

(888) 612-4188

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01

Other Events

On December 16, 2005, Avenue Group, Inc. issued a press release announcing that Avenue Energy Inc., a subsidiary of Avenue Group Inc has allowed its option with Geoproduction Oil and Gas, Inc. to acquire a 45% interest in the Esperanza Contract, to expire. A copy of the press release is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Information.

Not applicable

(b)

Pro forma financial information.

Not applicable

(c)

Exhibits.

The following exhibit is included with this report:

Exhibit 99.5

Press Release, dated December 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE GROUP, INC.
(Registrant)
By:	/s/ LEVI MOCHKIN
Name:	Levi Mochkin
Title:	President and Chief Executive Officer

Date:   December 16, 2005

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